SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934Date of
            Report (Date of earliest event reported): July 29, 2003

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)


                 Ohio                             31-0676346
      ----------------------------      ---------------------------------
      (State or other jurisdiction      (IRS Employer Identification No.)
           of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360


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ITEM 9.  REGULATION FD DISCLOSURE.

On July 29, 2003, Dayton Superior Corporation announced that it completed its previously announced acquisition to acquire substantially all of the fixed assets and rental fleet assets of Safway Formwork Systems, L.L.C., a subsidiary of Safway Services, Inc., whose ultimate parent is ThyssenKrupp AG. A copy of the company's press release dated July 29, 2003 is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DAYTON SUPERIOR CORPORATION



                                        By: /s/Thomas W. Roehrig
                                           ----------------------------
                                           Name: Thomas W. Roehrig
                                           Title: Vice President
                                           Corporate Accounting

Date:  July 29, 2003